Morgan Stanley
Long Duration Government Opportunities Fund

Prospectus   |   April 28, 2023, as amended May 31, 2023

Share Class	Ticker Symbol
Class A	USGAX
Class L	USGCX
Class I	USGDX
Class C	MSGVX
This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the  Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the  Fund involves investment risks, and you may lose money in the Fund.
MSLDGOPRO

Morgan Stanley Prospectus  |  Fund Summary
Long Duration Government Opportunities Fund
Investment Objective
Morgan Stanley Long Duration Government Opportunities Fund (the “Fund”) seeks a high level of current income consistent with safety of principal.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any  shares of the Fund and any other Morgan Stanley Multi-Class Fund already held in Related Accounts (as defined in the section of this Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $100,000 or more. For purposes of this calculation, holdings of the following Morgan Stanley Funds are excluded:  Morgan Stanley Institutional  Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios  (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) and Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”). Shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange of shares of the Fund or shares of another Morgan Stanley Multi-Class Fund (other than Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) are included in the Class A share right of accumulation.  More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 27 of the Prospectus in the section entitled “Shareholder Information— Share Class Arrangements” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase, Redemption and Pricing of Shares.” In addition, Appendix A attached to the Prospectus contains more information regarding financial intermediary-specific sales charge waivers and discounts.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class L	Class I	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	None	None	1.00%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Class I	Class C
Advisory Fee	0.42%	0.42%	0.42%	0.42%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.50%	None	1.00%
Other Expenses	0.38%	0.41%	0.38%	0.37%
Total Annual Fund Operating Expenses [3]	1.05%	1.33%	0.80%	1.79%
Fee Waiver and/or Expense Reimbursement[3]	0.20%	0.21%	0.31%[4]	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.85%	1.12%	0.49%[4]	1.62%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Prospectus | Fund Summary
Long Duration Government Opportunities Fund (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$409	$629	$867	$1,548
Class L	$114	$401	$709	$1,583
Class I	$50	$224	$414	$961
Class C	$265	$547	$954	$1,896

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$409	$629	$867	$1,548
Class L	$114	$401	$709	$1,583
Class I	$50	$224	$414	$961
Class C	$165	$547	$954	$1,896
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.75% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.
3	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class A, 1.12% for Class L, 0.49% for Class I and 1.62% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
4	Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement for Class I shares.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 321% of the average value of its portfolio.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in a portfolio of U.S. government securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. In making investment decisions, the Adviser considers economic developments, interest rate trends and other factors. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; and securities guaranteed by the U.S. Government or its agencies and instrumentalities or securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years.
The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).
The Fund may also invest in (i) municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals, (ii) asset-backed securities and (iii) commercial paper rated in the highest investment grade (currently A1/P1/F1) by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) or Fitch Ratings Inc. (“Fitch”). The Fund may invest in restricted and illiquid securities.

Morgan Stanley Prospectus  |  Fund Summary
Long Duration Government Opportunities Fund (Con’t)
The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund’s dollar-weighted average effective duration. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The Fund is not a money market fund, does not seek to maintain a stable NAV and does not qualify for the tax relief afforded to money market funds by the U.S. Treasury.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
Zero Coupon Securities. The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis.

•
Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. In such instances, the value of the Fund could decline and the Fund could lose money. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). During periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

•
Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

•
Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit

Morgan Stanley Prospectus | Fund Summary
Long Duration Government Opportunities Fund (Con’t)

risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

•
Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

•
Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through entities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. Like other mortgage backed-securities, some CMOs are subject to credit risk. The Fund invests in both Agency and Non-Agency bonds. Many Agency bonds do not have credit risk as they are government guaranteed.

•
Stripped Mortgage-Backed Securities. Investments in each class of SMBS are extremely sensitive to changes in interest rates. The interest-only or “IO” class tends to decrease in value substantially if interest rates decline and prepayment rates become more rapid. The principal-only or “PO” class tends to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Additionally, some SMBS entail credit risk. The Fund invests in both Agency and Non-Agency bonds. Many Agency bonds do not have credit risk as they are government guaranteed.

•
Inverse Floaters. Inverse floating rate obligations are obligations that pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

•
Municipal Obligations. To the extent the Fund invests in municipal obligations issued by state and local governments and their agencies, the Fund may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations. To the extent that the Fund invests in municipal obligations of issuers in the same economic sector, it could be more sensitive to economic, business or political developments that affect such sector. During certain economic and other conditions, the financial resources of many issuers of municipal securities may be significantly stressed, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•
Derivatives.  Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument, including market risk, and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the

Morgan Stanley Prospectus  |  Fund Summary
Long Duration Government Opportunities Fund (Con’t)

transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years.  Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than similar securities with shorter durations. In turn, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Past Performance
The bar chart and table below provide some indication of the  risks of investing in the Fund by showing changes in the Fund’s  Class A shares’ performance from year-to-year and by showing  how the Fund’s average annual returns for the past one, five and  10 year periods and since inception compare with those of a  broad measure of market performance, as well as an index that  represents a group of similar mutual funds, over time. The  performance of the other classes, which is shown in the table  below, will differ because the classes have different ongoing  fees. The performance information in the bar chart does not  reflect the deduction of sales charges; if these amounts were  reflected, returns would be less than shown. The Fund’s returns  in the table include the maximum applicable sales charge for  Class A and Class C and assume you sold your shares at the end of each  period (unless otherwise noted). The Fund changed its name from Morgan Stanley U.S. Government Securities Trust to Morgan Stanley Long Duration Government Opportunities Fund effective May 31, 2023. The Fund’s past performance, before and after taxes, is not necessarily an indication of how  the Fund will perform in the future. Updated performance  information is available online at www.morganstanley.com/im  or by calling toll-free 1-800-869-6397.

Morgan Stanley Prospectus | Fund Summary
Long Duration Government Opportunities Fund (Con’t)
Annual Total Returns—Calendar Years

High Quarter	03/31/20	2.55%
Low Quarter	03/31/22	-5.65%
Average Annual Total Returns1
(for the periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A2
Return before taxes[2]	-15.88%	-1.53%	0.07%	2.80%
Return After Taxes on Distributions[2],[3]	-16.84%	-2.62%	-1.02%	1.33%
Return After Taxes on Distributions and Sale of Fund Shares[2]	-9.38%	-1.56%	-0.39%	1.56%
Class L2
Return before taxes[2]	-13.28%	-1.16%	0.11%	2.52%
Class I2
Return before taxes[2]	-12.63%	-0.52%	0.72%	3.21%
Class C2
Return before taxes[2]	-14.56%	-1.66%	N/A	-0.78%
Bloomberg U.S. Long Treasury Index (reflects no deduction for fees, expenses or taxes)[4]	-29.26%	-2.20%	0.60%	5.15%[5]
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)[6]	-12.12%	-0.24%	0.67%	3.88%[5]
Lipper General U.S. Government Funds Index (reflects no deduction for taxes)[7]	-13.04%	-0.34%	0.46%	3.34%[5]
1	During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower.
2	Class A, L and I shares commenced operations on July 28, 1997. Class C shares commenced operations on April 30, 2015.
3	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
4	The Bloomberg U.S. Long Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with a maturity greater than 10 years. Separate trading of registered interest and principal of securities (STRIPS) are excluded from the index because their inclusion would result in double-counting. It is not possible to invest directly in an index. Effective May 31, 2023, the Fund changed its primary benchmark to the Bloomberg U.S. Long Treasury Index because the Adviser believes it is a more appropriate benchmark for the Fund.
5	Since inception reflects the inception date of Class A shares.
6	The Bloomberg U.S. Government/Mortgage Index includes Treasuries, government-related issues, and agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). It is not possible to invest directly in an index.
7	The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. There are currently 10 funds represented in this Index, including the Fund.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from the Class A shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Morgan Stanley Prospectus  |  Fund Summary
Long Duration Government Opportunities Fund (Con’t)
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Alexander Payne	Managing Director	May 2023
Andrew Szczurowski	Managing Director	May 2023
Purchase and Sale of Fund Shares
The Fund has suspended offering Class L shares for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amounts.”
You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting your Morgan Stanley Financial Advisor or an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc.  (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Buy Shares” and “—How To Sell Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund

Income An investment objective having the goal of selecting securities to pay out income rather than rise in price.
Additional Information about Fund Investment Objective, Strategies  and Risks
Investment Objective
Morgan Stanley Long Duration Government Opportunities Fund seeks a high level of current income consistent with safety of principal.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in a portfolio of  U.S. government securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. In making investment decisions, the Adviser considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. government securities in which it may invest.
The U.S. government securities that the Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•
Securities (including mortgage-backed securities) issued by agencies or instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies or instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).

•
Securities (including mortgage-backed securities) issued by agencies or instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies or instrumentalities are the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

•
Securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies or instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

•
Securities guaranteed by the U.S. Government or its agencies or instrumentalities or securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

Most U.S. government securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, CMBS, CMOs, SMBS and inverse floaters. In addition, the Fund may invest in TBAs, which settle on a delayed delivery basis. Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years.
The Fund may also invest in (i) municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals, (ii) asset-backed securities and (iii) commercial paper rated in the highest investment grade (currently A1/P1/F1) by Moody’s, S&P or Fitch. The Fund may also invest in restricted and illiquid securities.
The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund’s dollar-weighted average effective duration. In addition, the Fund may use derivative instruments as discussed below. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The Fund is not a money market fund, does not seek to maintain a stable NAV and does not qualify for the tax relief afforded to money market funds by the U.S. Treasury.
The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Morgan Stanley Prospectus  |  Fund Details
Long Duration Government Opportunities Fund (Con’t)
For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.
***
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. Except for the Fund’s policy to concentrate its assets in U.S. government securities, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.
Additional Information About Fund Investment Strategies and Principal Risks
This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and yield will fluctuate  with changes in the market value and/or yield of the Fund’s portfolio securities. Neither the value nor the yield of the  U.S. government securities in which the Fund invests (or the value or yield of the Fund’s shares) is guaranteed by the  U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly,  you can lose money investing in this Fund.
Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
U.S. Government Securities
Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Ginnie Mae and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.
Zero Coupon Securities
The Fund may invest in zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund (Con’t)
A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.
Credit and Interest Rate Risk
Fixed-income securities, such as bonds, generally are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. For example, during periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s NAV. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.
In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.
Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Mortgage-Backed Securities
Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.
The Fund  may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage-backed securities purchased by  the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
To the extent  the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors

Morgan Stanley Prospectus  |  Fund Details
Long Duration Government Opportunities Fund (Con’t)
can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to  the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.
Non-agency mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Non-agency mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS  reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Collateralized Mortgage Obligations.  CMOs  are debt obligations collateralized by mortgage loans or mortgage pass-through securities (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk.  The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.
The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments,  the Fund could sustain a loss.
Stripped Mortgage-Backed Securities.  SMBS  are derivative multi-class mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If  the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that  the Fund could lose all or substantially all of its investment.
Commercial Mortgage-Backed Securities.  CMBS  are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund (Con’t)
on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.
CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).
The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to covert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.
The risks associated with mortgage-backed securities are elevated in distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Fund may invest in as described above). Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.
Inverse Floaters
Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.
Municipals
Municipal securities (also referred to as municipal obligations) include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, such as local or regional governments. The income on municipal securities is generally exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and municipal securities on which the interest payments are taxable. These securities typically are “general obligation” or “revenue” bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. General obligation bonds are secured by the issuer’s full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific

Morgan Stanley Prospectus  |  Fund Details
Long Duration Government Opportunities Fund (Con’t)
revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These types of bonds involve the risk that the tax or other revenues so derived will not be sufficient to meet interest and or principal payment obligations. These obligations may have fixed, variable or floating rates.
Because the Fund  may invest in municipal securities, the Fund may be affected significantly by the economic, regulatory, legislative, tax or political developments affecting the ability of issuers of municipal securities to pay interest or repay principal. The risks of municipal securities generally depend on the financial and credit status of the issuer and may rely on a specific stream of revenue associated with a project or other revenue source. Thus, adverse developments related to a municipality’s ability to raise revenue, including through its taxing authority, or the failure of specific revenues to materialize would negatively impact such investments. Changes in the financial health of an issuer of municipal securities may make it difficult for the issuer to make interest and principal payments when due. Some municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. In addition, adverse legislative, tax, regulatory, demographic or political changes may negatively impact the Fund’s investments in municipal securities. These events could decrease the Fund’s income and/or adversely affect the Fund’s performance and investments. Municipal securities also involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest, and the value of municipal securities may be affected by the rights of municipal security holders.
Municipal securities may be more susceptible to downgrades, defaults or loss of tax or other revenue during recessions or similar periods of economic stress. Factors contributing to the financial stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. These factors, which may also impact other municipal obligations, include, among others, changing demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods. In addition, because some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund associated with investments in such municipal securities could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.
For example, recent public health emergencies have significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities (or the income generated by such investments). In particular, responses by municipalities to recent public health emergencies have caused disruptions in business activities. These and other effects of recent public health emergencies, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments.

In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal securities are subject to, among other risks, credit and interest rate risk and market and geopolitical risk.
Because many municipal securities are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors, similar projects or particular states or geographic regions may particularly affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Moreover, as a result of various economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal obligations and, in turn, increased budgetary and financial pressure on municipalities and other issuers of municipal obligations, which could adversely impact the risks associated with municipal obligations of such issuer. As a result, the Fund’s investments in municipal obligations may be subject to heightened risks relating to the occurrence of such developments.
Some municipal securities are subject to the risk that the U.S. Internal Revenue Service (“IRS”) may determine that an issuer has not complied with applicable tax requirements (or the occurrence of other adverse tax developments) and that interest from the

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund (Con’t)
municipal security is taxable, which may result in a significant decline in the value of the security. In addition, interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from the federal alternative minimum tax. Municipal securities may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities, and the investment performance of the Fund investing in municipal securities may therefore be more dependent on the analytical abilities of the Adviser than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal securities it holds at attractive prices or value municipal securities. In addition, the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors and lower income tax rates could reduce the advantage of owning municipal securities, which may also adversely affect the value and liquidity of municipal securities.
Liquidity
The  Fund  may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal.  If the  Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Derivatives
The  Fund  may, but is  not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the  Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by  the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Options. If  the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”),  the Fund bears

Morgan Stanley Prospectus  |  Fund Details
Long Duration Government Opportunities Fund (Con’t)
the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap,  the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises  and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in  expected inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in a Fund.  Other financial, economic and other global market and social

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund (Con’t)
developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.
Investment Discretion
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Adviser expects to construct

Morgan Stanley Prospectus  |  Fund Details
Long Duration Government Opportunities Fund (Con’t)
an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than similar securities with shorter durations. In turn, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Duration
Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. Thus, the average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a shorter average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a longer average duration.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund, particularly if the Fund consists of securities with widely varying durations. As a result, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Adviser uses leverage or derivatives in connection with the management of the Fund.
Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments. For more information about this risk, see the section of this Prospectus entitled “Additional Risk Information” below.
Additional Risk Information
This section provides additional information relating to the risks of investing in the Fund.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant,  the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with  the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect  the Fund’s performance and the Fund may not achieve its investment objective.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s  portfolio securities is available in the Fund’s SAI.
Fund Management
The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision as of March 31, 2023. The Adviser’s address is 522 Fifth Avenue, New York, NY 10036.

Morgan Stanley Prospectus | Fund Details
Long Duration Government Opportunities Fund (Con’t)
The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Alexander Payne and Andrew Szczurowski. Messrs. Payne and Szczurowski are Managing Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years.
All team members are responsible for the execution of the overall strategy of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts  managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.
The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the  Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund’s daily net assets. For the  fiscal year ended December 31, 2022, the Fund paid total investment advisory compensation (net of fee waivers, if applicable) amounting to 0.28% of the Fund’s average daily net assets.
Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.85% for Class A, 1.12% for Class L, 0.49% for Class I and 1.62% for Class C. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.  The Adviser and the Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and the Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report  to Shareholders for the period ended June 30, 2022.

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information
Pricing Fund Shares
The NAV of the Fund (excluding sales charges) is based on the value of the Fund’s portfolio securities. While the assets of each class are invested in a single portfolio of securities, the NAV of each class will differ because the classes have different ongoing fees.
The NAV of the Fund is determined once daily on each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) or such other times as the NYSE may officially close. Shares generally will not be priced on any day that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The value of the Fund’s portfolio securities is based on the securities’ market price when available. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a security’s market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Fund’s Board of Trustees.
In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended (“1940 Act”),  the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
An exception to the Fund’s general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities’ market value, these securities will be valued at their fair market value.

Contacting a Morgan Stanley Financial Advisor
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares
The Fund has suspended offering Class L shares of the Fund for sale to all  investors. The Class L shareholders of the Fund do not  have the option of purchasing additional Class L shares. However, the existing Class L shareholders  may invest in additional Class L shares through reinvestment of dividends and distributions.
Because every investor has different immediate financial needs and long-term investment goals, the Fund currently offers investors three classes of shares: Classes A, I and C. Class I shares are only offered to a limited group of investors. Each class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Intermediary can help you decide which class may be most appropriate for you. When purchasing Fund shares, you must specify which class of shares you wish to purchase.
Minimum Investment Amounts.  The minimum investment amounts for Class A shares and  Class C shares are as follows:

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)

	Minimum Investment
Investment Options	Initial	Additional
Regular Account	$1,000	$100
Individual Retirement Account	$1,000	$100
The minimum investment amount is generally $1 million for Class I shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the “Shareholder Information—Share Class Arrangements” section of this Prospectus.
The Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other Financial Intermediary is specified. Any direct purchase received by the Fund’s Transfer Agent (as defined below) for Class C shares for such accounts will automatically be invested in Class A shares of the Fund.
The minimum initial investment amounts for Class A, Class I and Class C may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”), (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges. Please consult your Financial Intermediary for more information.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Purchasing Shares Through a Financial Intermediary. You may open a new account and purchase  Fund shares through your Financial Intermediary. Your Financial Intermediary will assist you with the procedures to  invest in shares of the Fund. Your Financial Intermediary may charge transaction-based or other fees in connection with  the purchase or sale of Fund shares. Please consult your Financial Intermediary for more information regarding any such  fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly from the Fund.
Initial Purchase by Mail
You may open a new account, subject to acceptance by the Fund, and purchase Fund shares by completing and signing a New Account Application provided by SS&C Global Investor and Distribution Solutions, Inc. (the “Transfer Agent”), or Eaton Vance Management, the Fund’s co-transfer agent (the “Co-Transfer Agent”), which you can obtain by calling Morgan Stanley Shareholder Services at 1-800-869-6397 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
mailing it to Morgan Stanley Long Duration Government Opportunities Fund, c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
Initial Purchase by Wire
You may purchase Fund shares by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)
The Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other Financial Intermediary is specified (i.e., such purchasers are not eligible investors for Class C shares). Any direct purchase received by the Transfer Agent for Class C shares for such accounts will automatically be invested in Class A shares of the Fund. In addition, Class C shares held in an account for which no broker-dealer or other Financial Intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares of the Fund.
Additional Investments. You may purchase additional Fund shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional Fund share purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account and sending a wire  by following the instructions under “Initial Purchase by Wire.”
General. To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.
How to Exchange Shares
Permissible Fund Exchanges.  You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee.  Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of the Fund or any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors).

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call Morgan Stanley Shareholder Services at 1-800-869-6397. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange. The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges generally are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of a Morgan Stanley Multi-Class Fund or (ii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the applicable Fund, will also be counted; however, if you sell shares of (a) the Morgan Stanley Multi-Class Fund or (b) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
Exchange Procedures. You can process an exchange by contacting your Financial Intermediary. You may also write  the Transfer Agent or call toll-free 1-800-869-6397 to place an exchange order.
Exchange requests received on a business day (prior to the time shares of the funds involved in the request are priced) will  be processed on the date of receipt. “Processing” a request means that shares of the Fund that you are exchanging will  be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the  funds involved in the request are priced will be processed on the next business day in the manner described herein.
The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See  “Limitations on Exchanges.” The check writing privilege is not available for Morgan Stanley Money Market Fund shares  you acquire in an exchange.
Telephone Exchanges. Morgan Stanley (and its subsidiaries) and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley (or its affiliates) nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach Morgan Stanley Shareholder Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.
Telephone instructions will be accepted if received by Morgan Stanley Shareholder Services between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. On any business day that the NYSE closes early, or when SIFMA recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.
You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting Morgan Stanley Shareholder Services at 1-800-869-6397. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.
Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Financial Intermediary  regarding restrictions on the exchange of such shares.
Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
You should review the “Shareholder Information—Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the  Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and  without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed.  Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale  transactions. The Fund reserves the right to reject an exchange request for any reason.
How to Sell Shares
You can sell some or all of your Fund shares at any time. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.
With respect to Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class C CDSC waiver categories listed below.

Options	Procedures
Contact Your Morgan Stanley Financial Advisor/ Financial Intermediary
To sell your shares, simply call your Financial Intermediary. Payment will be sent to the address to which the account is registered or deposited in your brokerage account. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund’s shares. Please contact your Financial Intermediary for more information regarding any such fees.

Contact the Fund By Telephone
You can also sell your Fund shares by telephone and have the proceeds sent to the address of record or wired to your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting Morgan Stanley Shareholder Services at (800) 869-6397.
Before processing a telephone redemption, keep the following information in mind:
• You can establish this option at the time you open the account by completing the New Account Application or subsequently by calling toll-free (800) 869-6397.
• Call toll-free (800) 869-6397 to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
• Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
• If your account has multiple owners, Morgan Stanley Shareholder Services may rely on the instructions of any one owner.
• Proceeds must be made payable to the name(s) and address in which the account is registered.
• You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
• This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
• Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley (and its subsidiaries), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley (or its affiliates) nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach Morgan Stanley Shareholder Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)

Options	Procedures
Contact the Fund By Letter
You can also sell your Fund shares by writing a “letter of instruction” that includes:
• the name on your account and account number;
• the name of the Fund;
• the dollar amount or the number of shares you wish to sell;
• the class of shares you wish to sell;
• the signature of each owner as it appears on the account; and
• whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact Morgan Stanley Shareholder Services toll-free at (800) 869-6397 for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to SS&C Global Investor and Distribution Solutions, Inc. at P.O. Box 219804, Kansas City, MO 64121-9804. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation. A check or wire will be sent according to your instructions.

Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C waiver categories listed in the “Shareholder Information—Share Class Arrangements” section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-6397. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares.  The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell  shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified  that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in  cash, we may pay you partly or entirely by distributing to you securities held by the Fund. If the Fund redeems your  shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind  securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder  would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes  in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss  for income tax purposes when you ultimately sell the securities.
Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the “Shareholder Information—Taxes” section of this Prospectus and consult your own tax professional about the tax consequences of a sale.
Conversion to a New Share Class.  If the value of an account containing Class I shares falls below the Class I investment minimum because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amounts” above and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
class of shares based solely upon changes in the market that reduce the NAV. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.
Reinstatement Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Morgan Stanley Multi-Class Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund’s transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.
Involuntary Sales. If the value of an account falls below the investment minimum for a particular share class of the Fund because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amounts” above and, if the account value remains below such investment minimums, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. If redeemed, redemption proceeds will be promptly paid to the shareholder. No CDSC will be imposed on any involuntary sale.
Margin Accounts. If you have pledged your Fund shares in a margin account, contact your  Financial Intermediary regarding restrictions on the sale of such shares.

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other classes of Fund shares or classes of another Morgan Stanley Fund that you own. Contact your financial advisor for further information about this service.

Distributions
The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”
The Fund declares income dividends separately for each class. Distributions paid on Class A and Class I shares usually will be higher than for Class C and Class L shares because distribution fees that Class C and Class L shares pay are higher. Normally, income dividends are declared on each day the NYSE is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.
Distributions are reinvested automatically in additional shares of the same class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.
For accounts held directly with the Transfer Agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.
Frequent Purchases and Redemptions of Fund Shares
Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
The Fund’s policies with respect to valuing portfolio securities are described in “Shareholder Information—Pricing Fund Shares.”

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How to Buy Shares,” “—How to Exchange Shares” and “—How to Sell Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment managers, broker-dealers, transfer agents and third-party administrators, the Fund (i) requests assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund or the Distributor has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.
Taxes
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.
Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions; and

•	You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Your distributions are normally subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to state and local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make distributions eligible for the reduced rate of taxation applicable to qualified dividend income.
You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.
Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of taxable investment income and short-term capital gains.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds at a rate of 24%. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.
Share Class Arrangements
The Fund offers several classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Intermediary can help you decide which class may be appropriate for you.
The general public is offered two classes: Class A shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A third class, Class L shares, is closed to new investments. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L  shares through reinvestment of dividends and distributions. A fourth class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.
A shareholder currently holding a class of shares of the Fund in a Merrill Lynch Advisory Program (as defined herein) account may have such shares converted by Merrill Lynch to an eligible class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
In addition, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. Please ask your financial advisor if you are eligible for converting a class of shares pursuant to the conversion features described in this Prospectus. A  conversion feature’s  availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform.  You should talk to your tax advisor before making a conversion.
Sales personnel may receive different compensation for selling each class of shares. The sales charges applicable to each class provide for the distribution financing of shares of that class.
The chart below compares the sales charge and annual 12b-1 fee applicable to each class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 3.25% initial sales charge reduced for purchases of $100,000 or more; shares purchased without an initial sales charge are generally subject to a 0.75% CDSC if sold during the first 12 months	0.25%
L	None	0.50%
I	None	None
C	Shares are sold at NAV without an initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase	1.00%
While Class L and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.
Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each class set forth below for specific eligibility requirements. You must notify your Financial Intermediary (or the Transfer Agent or Co-Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class C, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of your Financial Intermediary or the Transfer Agent or Co-Transfer Agent does not confirm your represented holdings.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.
In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent or Co-Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at your Financial Intermediary, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site,www.morganstanley.com/im, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

Front-End Sales Charge or FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

CLASS A SHARES Class A shares are sold at NAV plus an initial sales charge of up to 3.25% of the public offering price. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. Investments of $500,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.75% on sales made within 12 months after purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class  C shares. See “Class C—CDSC Waivers” section of this Prospectus for a discussion of the applicable CDSC waivers.
In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. Class A shares are also subject to an annual  distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class L and Class C shares.
The offering price of Class A shares includes a sales charge (expressed as a percentage of the public  offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Public Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 and over[1]	0.00%	0.00%	0.00%
1	The Distributor may pay a commission of up to 0.75% to a Financial Intermediary for purchase amounts of $500,000 or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An IRA.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Combined Purchase Privilege.  You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation.  Your sales charge may be reduced if you invest $100,000 or more in a single transaction, calculated as follows:
the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any  shares of the Fund and any other Morgan Stanley Multi-Class Fund held in Related Accounts as of the transaction date. For purposes of this calculation, holdings of the following Morgan Stanley Funds are excluded: Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios and Morgan Stanley Money Market Funds (as defined herein). Shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange of shares of the Fund or shares of another Morgan Stanley Multi-Class Fund, (other than Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) are included in the Class A share right of accumulation.
Notification. You must notify your Financial Intermediary (or the Transfer Agent or Co-Transfer Agent, if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Transfer Agent or Co-Transfer Agent does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares directly through the Fund) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent.  The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free (800) 869-6397. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
Other Sales Charge Waivers. In addition to investments of $500,000 or more, your purchase of Class A shares is not subject to a front-end sales charge if your account qualifies under one of the following categories:

•
Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•
Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•
Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the Fund.

•
Current employees of financial intermediaries or their affiliates that have executed a selling agreement with the Distributor, such persons’ spouses, children under the age of 21, and trust accounts for which any such person is a beneficiary, as permitted by internal policies of their employer.

•	Investment and institutional clients of the Adviser and its affiliates.

•	Direct purchases of shares by accounts where no financial intermediary is specified.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Conversion Feature.  A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account or currently holding Class A shares in a brokerage account, but wishing to transfer into an Advisory Program account may convert such shares to Class I shares of the Fund within the Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for an 12-month period, except that, effective May 1, 2017, a CDSC applicable to Class A shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived and Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. Please ask your financial advisor if you are eligible for converting your Class A shares to Class I shares pursuant to these conversion features. In addition, Class C shares held in an account for which no broker-dealer or other Financial Intermediary is specified and which are not subjected to a CDSC will periodically be converted to Class A shares of the Fund.

Contingent Deferred Sales Charge or CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
CLASS L SHARES  The Fund has suspended offering Class L shares for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
Distribution Fee. Class L shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of that class. The maximum annual 12b-1 fee payable by Class L shares is higher than the maximum annual 12b-1 fee payable by Class A shares.
Conversion Feature. A shareholder holding Class L shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. Please ask your financial advisor if you are eligible for converting your Class L shares to Class I shares pursuant to these conversion features.
CLASS I SHARES Class I shares are sold at NAV without any sales charge on purchases or sales and without  any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial  investment minimum of $1 million  and the following categories:

•
Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•	Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees.

•
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund.

Meeting Class I Eligibility Minimums. To meet the $1 million initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Morgan Stanley Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other Related Accounts in a single transaction for purposes of meeting the $1 million initial investment minimum requirement to qualify to purchase Class I shares.
CLASS C SHARES Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
With respect to Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, shares in the shareholder’s account that are not subject to a CDSC are redeemed first, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class C CDSC waiver categories listed below.
CDSC Waivers. The CDSC on Class C shares will be waived in connection with the sale of Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•
Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•
Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•
Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-869-6397.
Distribution Fee. Class C shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that class. The Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of the Class C shares on an annualized basis and (ii) a distribution fee of up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A and Class L shares. An investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.
Conversion Feature. A shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class C shares, then the conversion may not occur until after the shareholder has held the shares for a 12-month period, except that, effective May 1, 2017, a CDSC applicable to Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting your Class C shares to Class I shares pursuant to these conversion features.
After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A

Morgan Stanley Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.
In addition, Class C shares held in an account for which no broker-dealer or other Financial Intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares of the Fund.
NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.
PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution (the “Plan”)  in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class L and Class C shares (Class I shares are offered without any 12b-1 fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class L  and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these classes and may cost you more than paying other types of sales charges.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Morgan Stanley Prospectus | Shareholder Information
Shareholder Information (Con’t)
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Morgan Stanley Prospectus  |  Financial Highlights
Financial Highlights
The financial highlights tables that follow are intended to help you understand the financial performance of the Class A, Class L, Class I and Class C shares of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Fund at the toll-free number noted on the back cover of this Prospectus.

Morgan Stanley Prospectus  |  Financial Highlights
Long Duration Government Opportunities Fund

	Class A
	Year Ended December 31,
Selected Per Share Data:	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.56	$8.94	$8.68	$8.41	$8.67
Income (loss) from investment operations:
Net investment income	0.20	0.18	0.20	0.27	0.25
Net realized and unrealized gain (loss)	(1.31)	(0.36)	0.28	0.27	(0.26)
Total income (loss) from investment operations	(1.11)	(0.18)	0.48	0.54	(0.01)
Less dividends from net investment income	(0.21)	(0.20)	(0.22)	(0.27)	(0.25)
Net asset value, end of period	$7.24	$8.56	$8.94	$8.68	$18.41
Total Return(1)	(13.03)%	(2.06)%	5.55%	6.43%	(0.01)%
Ratios to Average Net Assets:
Net expenses	0.85%(2)(4)	0.85%(2)(4)	0.85%(2)(4)	0.85%(2)(3)(4)	0.87%(2)(4)
Net investment income	2.61%(2)(4)	1.98%(2)(4)	2.32%(2)(4)	2.97%(2)(4)	3.01%(2)(4)
Rebate from Morgan Stanley affiliate	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Supplemental Data:
Net assets, end of period, in thousands	$190,426	$249,990	$289,964	$295,522	$34,504
Portfolio turnover rate	321%	376%	189%	167%	159%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)
The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(3)
Effective February 28, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to February 28, 2019, the maximum ratio was 0.87% for Class A shares.

(4)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	December 31, 2022	1.05%	2.41%
	December 31, 2021	0.98	1.85
	December 31, 2020	0.97	2.20
	December 31, 2019	0.99	2.83
	December 31, 2018	1.02	2.86
(5)	Amount is less than 0.005%.

Morgan Stanley Prospectus  |  Financial Highlights
Long Duration Government Opportunities Fund

	Class L
	Year Ended December 31,
Selected Per Share Data:	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.63	$9.01	$8.75	$8.48	$8.73
Income (loss) from investment operations:
Net investment income	0.18	0.16	0.18	0.24	0.23
Net realized and unrealized gain (loss)	(1.32)	(0.37)	0.27	0.27	(0.25)
Total income (loss) from investment operations	(1.14)	(0.21)	0.45	0.51	(0.02)
Less dividends from net investment income	(0.19)	(0.17)	(0.19)	(0.24)	(0.23)
Net asset value, end of period	$7.30	$8.63	$9.01	$8.75	$8.48
Total Return(1)	(13.28)%	(2.32)%	5.21%	6.09%	(0.25)%
Ratios to Average Net Assets:
Net expenses	1.12%(2)(3)	1.12%(2)(3)	1.12%(2)(3)	1.12%(2)(3)	1.10%(2)(3)
Net investment income	2.31%(2)(3)	1.69%(2)(3)	2.02%(2)(3)	2.73%(2)(3)	2.74%(2)(3)
Rebate from Morgan Stanley affiliate	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)
Supplemental Data:
Net assets, end of period, in thousands	$4,004	$5,454	$6,259	$6,668	$7,411
Portfolio turnover rate	321%	376%	189%	167%	159%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)
The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(3)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	December 31, 2022	1.33%	2.10%
	December 31, 2021	1.25	1.56
	December 31, 2020	1.24	1.90
	December 31, 2019	1.25	2.60
	December 31, 2018	1.20	2.64
(4)	Amount is less than 0.005%.

Morgan Stanley Prospectus  |  Financial Highlights
Long Duration Government Opportunities Fund

	Class I
	Year Ended December 31,
Selected Per Share Data:	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.56	$8.94	$8.69	$8.41	$8.67
Income (loss) from investment operations:
Net investment income	0.23	0.21	0.23	0.29	0.28
Net realized and unrealized gain (loss)	(1.30)	(0.36)	0.27	0.28	(0.26)
Total income (loss) from investment operations	(1.07)	(0.15)	0.50	0.57	0.02
Less dividends from net investment income	(0.24)	(0.23)	(0.25)	(0.29)	(0.28)
Net asset value, end of period	$7.25	$8.56	$8.94	$8.69	$8.41
Total Return(1)	(12.63)%	(1.74)%	5.77%	6.90%	0.34%
Ratios to Average Net Assets:
Net expenses	0.52%(2)(3)	0.52%(2)(3)	0.52%(2)(3)	0.52%(2)(3)	0.52%(2)(3)
Net investment income	2.95%(2)(3)	2.33%(2)(3)	2.61%(2)(3)	3.35%(2)(3)	3.36%(2)(3)
Rebate from Morgan Stanley affiliate	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)
Supplemental Data:
Net assets, end of period, in thousands	$40,444	$48,749	$91,971	$65,594	$67,487
Portfolio turnover rate	321%	376%	189%	167%	159%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)
The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(3)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	December 31, 2022	0.80%	2.67%
	December 31, 2021	0.72	2.13
	December 31, 2020	0.73	2.40
	December 31, 2019	0.74	3.13
	December 31, 2018	0.72	3.16
(4)	Amount is less than 0.005%.

Morgan Stanley Prospectus  |  Financial Highlights
Long Duration Government Opportunities Fund

	Class C
	Year Ended December 31,
Selected Per Share Data:	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.63	$9.01	$8.75	$8.48	$8.74
Income (loss) from investment operations:
Net investment income	0.14	0.12	0.13	0.20	0.19
Net realized and unrealized gain (loss)	(1.32)	(0.37)	0.28	0.27	(0.26)
Total income (loss) from investment operations	(1.18)	(0.25)	0.41	0.47	(0.07)
Less dividends from net investment income	(0.15)	(0.13)	(0.15)	(0.20)	(0.19)
Net asset value, end of period	$7.30	$8.63	$9.01	$8.75	$8.48
Total Return(1)	(13.72)%	(2.81)%	4.69%	5.56%	(0.76)%
Ratios to Average Net Assets:
Net expenses	1.62% (2)(3)	1.62% (2)(3)	1.62% (2)(3)	1.62% (2)(3)	1.62% (2)(3)
Net investment income	1.79% (2)(3)	1.21% (2)(3)	1.40% (2)(3)	2.23% (2)(3)	2.24% (2)(3)
Rebate from Morgan Stanley affiliate	0.00% (4)	0.00% (4)	0.00% (4)	0.00% (4)	0.00% (4)
Supplemental Data:
Net assets, end of period, in thousands	$4,893	$5,571	$10,397	$2,163	$2,012
Portfolio turnover rate	321%	376%	189%	167%	159%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)
The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(3)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	December 31, 2022	1.79%	1.62%
	December 31, 2021	1.73	1.10
	December 31, 2020	1.72	1.30
	December 31, 2019	1.85	2.00
	December 31, 2018	1.96	1.90
(4)	Amount is less than 0.005%.

Morgan Stanley Prospectus   |   Appendix
Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this Prospectus

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
If  you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you are eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)

•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

Ameriprise Financial
The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial: Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)

•
Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward D. Jones & Co., L.P. (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Fund shares, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Fund shares held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Morgan Stanley Prospectus  |  Appendix
Appendix A (Con’t)
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

(This page intentionally left blank)

(This page intentionally left blank)

Where to Find Additional Information
Additional information about the Fund’s investments is available in the Fund’s Shareholder Reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
The Fund’s SAI, dated  April 28, 2023   (as may be supplemented from time to time) also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of the Prospectus). For a free copy of the Fund’s Shareholder Reports or SAI, to request other information about the Fund or to make shareholder inquiries, please call toll-free 1-800-869-6397. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.
You also may obtain information about the Fund by calling your Financial Intermediary or by visiting our Internet site.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Morgan Stanley Distribution, Inc., member FINRA.
(THE FUND’S 1940 ACT FILE NO. IS 811-3870)
© 2023 Morgan Stanley
MSLDGOPRO